EXHIBIT 10.26BB

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-FIFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG provides and Customer consumes [********************************** in Customer’s **********************], as more particularly described in that certain Sixty-first Amendment to the Agreement (CSG document no. 37937); and

WHEREAS, Customer has requested and CSG has agreed to provide [****************************** in certain of Customer’s ****************] regions; and

WHEREAS, CSG and Customer acknowledge and agree CSG will provide [****************************** in certain of Customer’s ****************] regions under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1. Customer has requested and CSG has agreed to add [********************************** to *************************** regions of **** commonly known as ****, **** and ****]. Therefore, upon execution of this Amendment, [**********, entitled “******************],” of the Agreement shall be deleted in its entirety and replaced as follows:

“[**************************]. CSG will generate and make available, via delivery to a CSG secure [*** (“****) site, a per “*****” ******************************* (each a "************************************") that will include the *** amount and ******* number on a per ******************** account basis in **** (*) ************************** feeds, as follows: *** (*) such ************************** feed will be available to ********************************* and *** (*) such ************************** feed will be available to each of Customer’s ***** (*) **************** regions of **** commonly known as ****, **** and ****]. The [****************** *********] Extract feeds will be delivered by CSG to a CSG secure [*** (“****]”) site and made available to Customer for pick up from the [****] site. Each Per [************** *****************] feeds delivered by CSG to the [****] site will be available to Customer for a period of [********** (**) ****] from the date of delivery of such [************************************ feeds to the ****].”

2. As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule *, “[****,” Section *., “************,” subsection ***., “*******************,” subsection *, “**************** (**************),” subsection *, “*******************************************,” subsection “g.,” “**************************],” shall be deleted in its entirety and replaced as follows:

Description	Frequency	Fee
9. [**************************************] Fees
g. [**************************]
i. [*********** and **************] (Note 46) (Note 50)	[********]	[*****]
ii. [*********** and ******* Services; ********** ***********] (Note 47) (Note 48) (Note 49)	[*******]	[*********]
iii. [*********** and ******* Services; ****, **** and **** **** *********** regions of ****] (Note 47) (Note 48) (Note 51)	[*******]	[*********]

Note 46: [************** and set up of the *** ************************** to Customer’s ********************** has been mutually agreed upon and documented in that certain Statement of Work, “**************************************** [**********],” (CSG document no. *****) (“************************** SOW”) executed by CSG and Customer ***************].

Note 47: [*********** and *******] Fees will include up to [*** (**) *****] of support, monthly, for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any hours requested by Customer in excess of such [*** (**) ***** per *****] shall be billed to Customer on a [**** and *********] basis at the then current [***********************] (or as otherwise mutually agreed by the parties) in a separate Statement of Work. For purposes of clarification, [*********** and *******] Fees will not include [******************* or **************** by ******************************************************************************].

Note 48: [*********** and ******* Fees for ********************** will be invoiced *******, commencing in the *****************following CSG’s ******** ******************, as defined in the ************************** SOW, at the rate of **********per *****. *********** and ******* Fees for the **************** regions of **** will be invoiced *******, commencing in the **************** following CSG’s ***************************, as defined in the ************************** SOW, at the rate of ********* per *****]. Customer may discontinue [*********** and ******* Services for either or both ********** and/or *****************] at any time; provided, however, Customer shall provide no less than [****** (**) *****] written notice (email is sufficient) prior to discontinuing the [*********** and *******] Services, and Customer shall [************ discontinue use of the ************************** *******]. The [*********** and *******] Services fees for the [***** ***** of the *********** and *******] Services will be pro-rated through the date on which the [*********** and *******] Services provided to Customer shall cease and no longer be available.

Note 49: The Monthly Maintenance and Support Services fees, referenced above, will be subject to the [******] adjustment to fees, pursuant to Section 5.3 of the Agreement.

Note 50: [***************and set up of the CSG ********************************** feed to Customer’s ****, **** and **** **************** regions of ****] shall be mutually agreed upon and documented in that certain Change Order No. [*********************** ********]SOW (CSG document no. 39999) to be executed by CSG and Customer.

Note 51: Commencing the **************** following CSG’s delivery of the [**********************************] feed to Customer’s [****, **** and **** *****************regions of ****] pursuant to Change Order No. [*] to SOW identified in Note 50 above, CSG shall invoice Customer and Customer shall pay CSG the [************and ********Services for Customer’s ****, **** and **** **************** regions of ****].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Eugene M Homan Jr	By:	/s/ Rasmani Bhattacharya
Name:	Eugene M Homan Jr	Name:	Rasmani Bhattacharya
Title:	VP- Strategic Projects	Title:	SVP and General Counsel
Date:	May 26, 2022	Date:	May 26, 2022